Exhibit 99.1

Cash America Announces Amendment to Previously Filed Registration Statement by Its Wholly-Owned Subsidiary, Enova International, Inc., for Its Initial Public Offering

FORT WORTH, Texas--(BUSINESS WIRE)--April 9, 2012--Cash America International, Inc. (NYSE: CSH) announced today that its wholly-owned subsidiary that comprises its e-commerce segment, Enova International, Inc. (“Enova”), filed an amendment to its registration statement on Form S-1, which was originally filed with the U.S. Securities and Exchange Commission on September 15, 2011. The registration statement filed in September 2011 provided that Cash America and Enova planned to sell shares of Enova common stock in a proposed initial public offering ("IPO"), subject to market conditions, and that Cash America intended to divest a majority of its ownership interest in Enova in the IPO. The amendment to Enova’s registration statement filed today provides that only Enova plans to sell shares of Enova common stock in the proposed IPO, subject to market conditions, and that immediately following the IPO, Cash America expects to own approximately 80% or more of Enova. Enova is a provider of online financial services to alternative credit consumers in the United States, the United Kingdom, Australia and Canada. Enova intends to list its common stock on the New York Stock Exchange under the symbol “ENVA.”

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy these securities be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The completion of the Enova initial public offering is subject to numerous conditions, including market conditions, and the Company can provide no assurance that it will be successfully completed.

About the Company

As of December 31, 2011, Cash America International, Inc. (the “Company”) operated 1,084 total locations offering specialty financial services to consumers, which include 784 lending locations (including one unconsolidated franchised location) operating in 23 states in the United States under the names “Cash America Pawn,” “SuperPawn,” “Maxit,” “Pawn X-Change,” “Cash America Payday Advance,” and “Cashland,” and 190 pawn lending locations, of which the Company is a majority owner, operating in 21 jurisdictions in central and southern Mexico under the name “Prenda Fácil.” The Company also operated 104 unconsolidated franchised and six Company-owned check cashing centers operating in 18 states in the United States under the name “Mr. Payroll” as of December 31, 2011. Additionally, as of December 31, 2011, the Company offered consumer loans over the Internet to customers in 32 states in the United States and to customers in the United Kingdom, Australia and Canada.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements about the business, financial condition and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation: changes in domestic and foreign pawn, consumer credit, tax and other laws and governmental rules and regulations applicable to the Company's business or changes in the interpretation or enforcement thereof; the potential regulation of consumer financial products and services by the Consumer Financial Protection Bureau; acceptance by consumers, legislators or regulators of the negative characterization by the media and consumer activists with respect to certain of the Company’s loan products; risks related to the Company’s previously-announced proposed initial public offering of Enova; the deterioration of the political, regulatory or economic environment in foreign countries where the Company operates or in the future may operate; the actions of third parties who provide, acquire or offer products and services to, from or for the Company; changes in demand for the Company's services and the continued acceptance of the online distribution channel by the Company’s online loan customers; fluctuations in the price of gold; changes in competition; the ability of the Company to open new locations in accordance with its plans or to successfully integrate newly acquired businesses into the Company’s operations; interest rate and foreign currency exchange rate fluctuations; the effect of any current or future litigation proceedings or any judicial decisions or rule-making that affect the Company’s arbitration agreements; changes in the capital markets; changes in the Company’s ability to satisfy its debt obligations or to refinance existing debt obligations or obtain new capital to finance growth; a prolonged interruption in the Company’s operations of its facilities, systems and business functions, including its information technology and other business systems; security breaches, cyber attacks or fraudulent activity; the implementation of new, or changes in the interpretation of existing, accounting principles or financial reporting requirements; acts of God, war or terrorism, pandemics and other events; the effect of any of such changes on the Company’s business or the markets in which it operates; and other risks and uncertainties indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

CONTACT:
Cash America International, Inc.
Thomas A. Bessant, Jr., 817-335-1100